EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


Board of Directors
Pharmamatrix Acquisition Corporation


We consent to the incorporation in this Registration Statement on Form S-1 of our report dated June 6, 2005, on our audit of the financial statements of Pharmamatrix Acquistion Corporation for the period from May 13, 2005 (inception) through May 31, 2005.


                                              /s/ Miller Ellin and Company LLP
                                              --------------------------------
                                              Miller Ellin and Company LLP

New York, New York
August 16, 2005